UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Summit Hotel Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SUMMIT HOTEL PROPERTIES, INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET SUMMIT HOTEL PROPERTIES, INC. 13215 BEE CAVE PARKWAY, SUITE B-300 AUSTIN, TX 78738 D41079-P51093 You invested in SUMMIT HOTEL PROPERTIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 13, 2021 9:00 AM CT Smartphone users Point your camera here and vote without entering a control number Summit Hotel Properties 13215 Bee Cave Parkway Suite B-300 Austin, TX 78738 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D41080-P51093 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. Daniel P. Hansen For 1b. Bjorn R.L. Hanson For 1c. Jeffrey W. Jones For 1d. Kenneth J. Kay For 1e. Jonathan P. Stanner For 1f. Thomas W. Storey For 1g. Hope S. Taitz For 2. Ratify the appointment of ERNST & YOUNG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. For 3. Approve an advisory (non-binding) resolution on executive compensation. For 4. Approve an amendment and restatement of our 2011 Equity Incentive Plan to, among other things, increase the number of shares that may be issued thereunder. For NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.